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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                  FORM 8-K/A-2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2000
                               (August 31, 2000)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          MISSISSIPPI                             0-10826                        64-0659571
 ----------------------------            ------------------------          ----------------------
 (State or Other Jurisdiction            (Commission File Number)             (I.R.S. Employer
       of Incorporation)                                                   Identification Number)

           ONE MISSISSIPPI PLAZA
            TUPELO, MISSISSIPPI                                  38804
       -------------------------------                     ----------------
       (Address of Principal Executive                        (Zip Code)
                   Offices)

                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS and ITEM 5. OTHER EVENTS

         BancorpSouth, Inc. ("BancorpSouth") and First United Bancshares, Inc. ("First United") have consummated the merger of First United into BancorpSouth (the "Merger") effective at the end of August 31, 2000, pursuant to an Agreement and Plan of Merger, dated as of April 16, 2000 and amended as of May 15, 2000, between First United and BancorpSouth. In the Merger, each share of First United common stock was converted into the right to receive 1.125 shares of BancorpSouth common stock, with cash to be paid in lieu of fractional shares. The Merger is to be accounted for as a pooling of interests. BancorpSouth's Registration Statement on Form S-4 (Registration No. 333-39326) (the "Registration Statement") sets forth certain information regarding the Merger, BancorpSouth and First United. A copy of BancorpSouth's August 31, 2000 press release announcing that the Merger has been consummated is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         The financial statements of First United as of December 31, 1999 and 1998 and for the years ended December 31, 1999, 1998 and 1997, and as of June 30, 2000 and for the three- and six-month periods ended June 30, 2000 and 1999, have been previously filed with the Securities and Exchange Commission and incorporated by reference in the Registration Statement.

(b)      Pro Forma Financial Information

         The unaudited pro forma condensed consolidated financial information with respect to the Merger as of December 31, 1999 and for the years ended December 31, 1999, 1998 and 1997, and as of March 31, 2000 and for the three-month periods ended March 31, 2000 and 1999, are incorporated herein by reference to the Registration Statement.

         Unaudited pro forma condensed consolidated financial information with respect to the Merger as of June 30, 2000 and for the six-month periods ended June 30, 2000 and 1999 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)      The following exhibits are filed herewith:

Exhibit Number    Description
--------------    -----------

2.1               Agreement and Plan of Merger, dated April 16, 2000, between
                  BancorpSouth, Inc. and First United Bancshares, Inc.
                  (incorporated by reference to Exhibit 99.1 of the Registrant's
                  Current Report on Form 8-K filed with the Securities and Exchange
                  Commission on April 27, 2000)

2.2 Consent and Amendment to Agreement and Plan of Merger, dated as of May 15, 2000, between BancorpSouth, Inc. and First
                  United Bancshares, Inc. (incorporated by reference to Exhibit
                  2.2 of the Registrant's Registration Statement on Form S-4
                  (Registration No. 333-39326) filed with the Securities and Exchange Commission on June 14, 2000).

99.1              Press Release issued on August 31, 2000 by BancorpSouth, Inc.
                  (previously filed)

99.2              Unaudited pro forma condensed consolidated financial
                  information with respect to the merger of First United
                  Bancshares, Inc. with and into BancorpSouth, Inc. as of June
                  30, 2000 and for the six-month periods ended June 30, 2000 and 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANCORPSOUTH, INC.

                                   By:    /s/ L. Nash Allen, Jr.
                                          -------------------------------------
                                          L. Nash Allen, Jr.
                                          Treasurer and Chief Financial Officer

Date:  November 14, 2000








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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

2.1               Agreement and Plan of Merger, dated April 16, 2000, between
                  BancorpSouth, Inc. and First United Bancshares, Inc.
                  (incorporated by reference to Exhibit 99.1 of the Registrant's
                  Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2000)

2.2 Consent and Amendment to Agreement and Plan of Merger, dated as of May 15, 2000, between BancorpSouth, Inc. and First
                  United Bancshares, Inc. (incorporated by reference to Exhibit
                  2.2 of the Registrant's Registration Statement on Form S-4
                  (Registration No. 333-39326) filed with the Securities and Exchange Commission on June 14, 2000).

99.1              Press Release issued on August 31, 2000 by BancorpSouth, Inc.
                  (previously filed)

99.2 Unaudited pro forma condensed consolidated financial information with respect to the merger of First United
                  Bancshares, Inc. with and into BancorpSouth, Inc. as of June
                  30, 2000 and for the six-month periods ended June 30, 2000 and 1999.
















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